Exhibit 10.14.1

                                                                  EXECUTION COPY


                     FIRST AMENDMENT TO SERVICING AGREEMENT

         This FIRST AMENDMENT (this "Amendment"), dated as of June 24, 2005, is among CONN FUNDING II, L.P., a special purpose limited partnership established under the laws of Texas, as issuer (the "Issuer"), CAI, L.P., a Texas limited partnership, as servicer (the "Servicer"), and WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to Wells Fargo Bank Minnesota, National Association), a banking association organized and existing under the laws of the United States of America, as trustee under the Indenture (the "Trustee").

                                    RECITALS

     1. Issuer, Servicer, and Trustee are the parties to the Servicing Agreement, dated as of September 1, 2002 (as amended, supplemented or otherwise modified through the date hereof, the "Agreement"). Capitalized terms used herein but not defined herein shall have the meanings set forth in the Agreement.

     2. Issuer, Servicer, and Trustee desire to amend the Agreement as hereinafter set forth.

     3. Pursuant to Section 7.01(b) of the Agreement, this Amendment requires the consent of the Required Persons of each outstanding Series.

     4. Pursuant to Section 7.3 of the Series 2002-A Note Purchase Agreement, the Rating Agency Condition has been satisfied.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1.        Amendments to the Agreement.

         SECTION 1.1. Section 2.02(e)(i) of the Agreement is hereby amended and restated in its entirety as follows:

                           (e) (i) On or before 120 days after the end of each
                  January 31 and on or before 90 days after the end of each July 31, the Servicer shall cause a firm of nationally recognized independent public accountants (as used in this subsection 2.02(e), the "accountants") (who may also render other services to the Servicer, the Issuer or any Affiliates of the foregoing) to perform certain agreed upon procedures set forth in Exhibit D attached hereto, as they relate to the Servicer's internal accounting control procedures and processing functions relating to the Servicer's credit policies and originations, collections, aging and charge-off functions which are based on a statistically significant sample of Receivables and include one Monthly Servicer Report (such Monthly Servicer Report to be in a format similar to Exhibit A-1 attached hereto). The Servicer shall cause the accountants to furnish a report to the Issuer, Trustee, Enhancement Providers and Notice Person (so long as each such Notice Person is either an addressee on the report or has signed an access agreement in a form acceptable to the accountants permitting access to such report) describing the procedures performed and their related findings in a format similar to Exhibit D attached hereto.

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         SECTION 1.2 Exhibit D to the Agreement is hereby amended and restated
in its entirety as attached hereto.

         SECTION 2. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof upon the execution and delivery to the Trustee of this Amendment by each of the parties hereto and all of the consenting Noteholders (whether by facsimile or otherwise).

         SECTION 3. Representations and Warranties. Each of the Issuer and Servicer represents and warrants as of the effectiveness of this Amendment that:

         (a) no event or condition has occurred and is continuing which would constitute a Servicer Default or would constitute a Servicer Default but for the requirement that notice be given or time elapsed or both, and

         (b) after giving effect to this Amendment, its representations and warranties set forth in the Agreement and the other Transaction Documents to which it is a party are true and correct as of the date hereof, as though made on and as of such date (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date), and such representations and warranties shall continue to be true and correct (to such extent) after giving effect to the transactions contemplated hereby.

         SECTION 4. Effect of Amendment; Ratification. Except as specifically amended hereby, the Agreement is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to "the Servicing Agreement", "this Agreement", "hereof", "herein", or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Agreement other than as specifically set forth herein.

         SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable conflict of laws principles (other than Section 5-1401 of The New York General Obligations Law).

         SECTION 7. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

                                       2
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         SECTION 8. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.


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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.


                            CONN FUNDING II, L.P.,
                            as Issuer

                            By:      Conn Funding II GP, L.L.C.,
                                     its general partner

                            By:/s/ David R. Atnip
                               -------------------------------------------------
                            Name: David R. Atnip
                            Title: Treasurer



                                 S-1       CONN Servicing Agreement Amendment #1

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                                   CAI, L.P.,
                                   as Servicer

                                   By:      Conn Appliances, Inc.,
                                            its general partner

                                   By:/s/ David R. Atnip
                                      ------------------------------------------
                                   Name:  David R. Atnip
                                   Title: Treasurer




                                  S-2      CONN Servicing Agreement Amendment #1

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                                 WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                 not in its individual capacity, but solely as Trustee

                                 By:/s/ Kristi L. Puttin
                                    --------------------------------------------
                                 Name: Kristen L. Puttin
                                 Title: Corporate Trust Officer



                                 S-3       CONN Servicing Agreement Amendment #1

                                 ACCEPTED AND AGREED:


                                 THREE PILLARS FUNDING LLC, as a Series
                                 2002-A Noteholder

                                 By:/s/ Doris J. Hearn
                                    --------------------------------------------
                                 Title: Vice President





                                 S-4       CONN Servicing Agreement Amendment #1